TAMARACK FUNDS TRUST

Tamarack Large Cap Growth Fund

Tamarack Mid Cap Growth Fund

Tamarack Enterprise Fund

Tamarack Small Cap Core Fund

Tamarack Value Fund

Tamarack Microcap Value Fund

Tamarack Quality Fixed Income Fund

Tamarack Tax-Free Income Fund

Access Capital Community Investment Fund

Supplement dated March 16, 2009 to the Statement of Additional Information for the

Equity and Fixed Income Funds dated January 28, 2009

This Supplement provides new and additional information beyond that included in the Statement of Additional Information (“SAI”) and should be read in conjunction with the SAI.

Minimum Waived for Class I Shares for Certain Parties

The following sentence is inserted at the end of the paragraph relating to Class I Shares under the caption “Additional Purchase and Redemption Information - Shares:”

The minimum requirement for initial investment for the Funds listed in this paragraph does not apply to investments by employees of the Advisor or its affiliates; officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (i.e., spouse or domestic partner and any dependent children).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TAM-EQ & FI SAI – SUPP 3/16/09